Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 3 TO SUPPLY AGREEMENT

THIS AMENDMENT NO. 3 TO SUPPLY AGREEMENT (this “Amendment”) is entered into on this 25th day of September, 2015 (the “2015 Date”), with retroactive effect to April 30, 2014 (the “Amendment Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation (“CyDex”); and

SAGE THERAPEUTICS, INC., a Delaware corporation (“Sage”).

RECITALS

WHEREAS, CyDex and Sage entered into a Supply Agreement as of December 13, 2012, as amended on August 21, 2013 and April 30, 2014 (as so amended, the “Agreement” or, in certain contexts, this “Supply Agreement”);

WHEREAS, CyDex and Sage wish to amend the Agreement in accordance with Section 10.10 thereof; and

WHEREAS, CyDex and Sage were also parties to a Commercial License Agreement dated December 13, 2012 (the “Original Agreement”) and are parties to a Commercial License Agreement dated August 21, 2013, as amended on April 30, 2014, and as now further amended and restated by an Amended and Restated Commercial License Agreement, dated on the 2015 Date with retroactive effect to April 30, 2014 (the “2013-2015 Agreement”; the Original Agreement and the 2013-2015 Agreement are hereinafter referred to together in the singular (but each with regard to its respective applicable term) as the “Commercial License Agreement”).

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

1. DEFINITIONS. All terms used, but not defined, in this Amendment shall have the meaning set forth in the Agreement or (if not defined in the Agreement) in the Commercial License Agreement.

2. LICENSED PRODUCTS. The parties agree and acknowledge that, except as expressly set forth in the Agreement, as hereby amended, (a) the Agreement, as hereby amended, shall apply to any and all of the Licensed Products, (b) the Agreement, as hereby amended, shall permit Sage to order and purchase Clinical Grade Captisol and Commercial Grade Captisol for use in the formulation of any of the Licensed Products and (c) such Captisol orders and purchases shall be aggregated for purposes of the Agreement, including Section 3.2(c), Section 3.5(b) and Exhibit A of the Agreement.

3. COMMERCIAL LAUNCH DATE. The reference to “Commercial Launch Date” in Sections 3.2 and 4.1(a) of the Agreement shall mean the “first Commercial Launch Date of any Licensed Product” (e.g., if the Commercial Launch Date of an Allo Licensed Product is earlier

[Amendment No. 3 to Supply Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

than the Commercial Launch Date of the SAGE-689 Licensed Products, then the Commercial Launch Date of such Allo Licensed Product will be used to measure the timeframes in Sections 3.2 and 4.1(a) of the Agreement).

4. SUPPLY AND PURCHASE OBLIGATIONS.

4.1 Section 2.2 of the Agreement is amended to read:

“2.2 Purchase Commitment. Subject to the provisions of this Agreement and during the Term of this Agreement, Sage agrees that Sage and its Affiliates and Sublicensees and their Contract Manufacturers shall purchase exclusively from CyDex 100% of their requirements for Captisol for use in the preparation, formulation and production of Licensed Products. Sage shall not itself, and will not permit its Affiliates and Sublicensees to, make, sell or offer to sell bulk Captisol during the Term of this Agreement (provided, that Sage and its Affiliates, Sublicensees and Contract Manufacturers may re-sell any Captisol purchased pursuant to this Agreement to Sage’s Affiliates or Sublicensees for or as incorporated into the Licensed Products in and for the Field), and shall not use any Captisol purchased pursuant to this Agreement except in connection with the Licensed Products in and for the Field; provided, however, that Sage may transfer any Captisol purchased pursuant to this Agreement to any Sublicensee, or any researcher or research institution solely for research or development of a Licensed Product, including for any investigator-initiated study of any Licensed Product. This Agreement and the Commercial License Agreement do not grant Sage, its Affiliates or Sublicensees or their Contract Manufacturers the right to manufacture (or have manufactured on their behalf) Captisol, without CyDex’s prior written consent. Before entering into an agreement with any Sublicensees or Contract Manufacturers, Sage shall advise such Sublicensee or Contract Manufacturer of the foregoing restrictions and shall obtain such Sublicensee’s or Contract Manufacturer’s written agreement to observe and be bound thereby. Sage shall be responsible and liable for any actions by its Affiliates, Sublicensees and Contract Manufacturers which would have violated this Section 2.2 if committed by Sage itself.”

4.2 Section 2.3 of the Agreement is hereby amended by adding the following sentence to the end of such Section; “CyDex shall supply only Branded Captisol to Sage, its Affiliates and Sublicensees and their Contract Manufacturers to fulfill the orders for Captisol placed with CyDex hereunder.”

4.3 The following sentence is added to the end of Section 4.1(b) of the Agreement: “This Section 4.1(b) shall not apply with respect to the period of any Supply Interruption or (to the extent it causes a shortfall) other CyDex inability to supply Captisol.”

5. WARRANTIES. The following provision is added to the end of Section 5.2 of the Agreement: “CyDex hereby represents and warrants that neither it, nor any of its past or present employees or suppliers, is debarred under subsections 306(a) or (b) of the Federal Food, Drug, and Cosmetic Act and covenants that it shall notify Sage if it becomes aware that it or any of its past or present employees or suppliers becomes debarred.”

6. CONFIDENTIALITY. The provisions of Section 6 of the Agreement are hereby amended to conform with the provisions of Section 8 of the Commercial License Agreement,

[Amendment No. 3 to Supply Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with references to the “Agreement” meaning this Supply Agreement as hereby amended, not the Commercial License Agreement, and with references to Section 8 or subsection thereof meaning Section 6 of this Supply Agreement as hereby amended, not Section 8 of the Commercial License Agreement.

7. INDEMNIFICATION. The word “and” between clauses (c) and (d) of Section 7.1 of the Agreement and between clauses (d) and (e) of Section 7.2 of the Agreement is hereby changed to the word “or”. The clause “(other than to the extent arising primarily from the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex and its Affiliates (including without limitation, the sale of Captisol by CyDex to Sage hereunder))” is hereby added to the end of clauses (a) and (b) of Section 7.2 of the Agreement.

8. LIMITATION OF LIABILITY. Section 8 of the Agreement is amended to read:

“EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO (A) ITS BREACH OF SECTION 6 ABOVE, OR (B) ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 7 ABOVE, EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM THE MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF ANY LICENSED PRODUCT OR USE (PURSUANT TO OR IN CONNECTION WITH THE RIGHTS GRANTED UNDER THIS AGREEMENT) OF THE LICENSED PATENTS AND CAPTISOL DATA PACKAGE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO (A) A PARTY’S BREACH OF SECTION 6 ABOVE, OR (B) THE INDEMNIFICATION SPECIFICALLY PROVIDED IN SECTION 7 ABOVE, TN NO EVENT SHALL EITHER PARTY’S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF OR RELATED TO THIS SUPPLY AGREEMENT, OR RESULTING FROM THE MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF ANY LICENSED PRODUCT OR USE OF THE LICENSED PATENTS AND CAPTISOL DATA PACKAGE PURSUANT TO OR IN CONNECTION WITH THE RIGHTS GRANTED UNDER THIS AGREEMENT, EXCEED THE GREATER OF (I) $250,000 AND (II) THE TOTAL AMOUNTS ACTUALLY PAID BY SAGE TO CYDEX UNDER THIS AGREEMENT AS OF THE DATE SUCH CLAIMS ARISE; PROVIDED, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT CYDEX’S RIGHT TO TAKE ACTION TO ENFORCE THIS SUPPLY AGREEMENT TO COLLECT AMOUNTS THAT ARE PROPERLY DUE AND OWING UNDER ARTICLE 4 HEREOF. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN TWO YEARS AFTER SUCH PARTY HAS KNOWLEDGE OF THE LEGAL AND FACTUAL BASIS FOR SUCH CAUSE OF ACTION OR AFTER EXPIRATION OF THE APPLICABLE STATUTORY LIMITATIONS PERIOD, WHICHEVER IS SOONER. FOR AVOIDANCE OF DOUBT, THE PARTIES’ RESPECTIVE RIGHTS AND OBLIGATIONS WITH RESPECT TO

[Amendment No. 3 to Supply Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANY LIABILITY THAT MAY ACCRUE UNDER THE LICENSE AGREEMENT, THE COMMERCIAL LICENSE AGREEMENT OR ANY SUPPLY AGREEMENT (OTHER THAN THIS AGREEMENT) OR IN CONNECTION WITH ACTIVITIES CONDUCTED PURSUANT TO OR CONTEMPLATED BY ANY SUCH AGREEMENTS SHALL BE DETERMINED PURSUANT TO THE TERMS OF THOSE AGREEMENTS AND NOT BY THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT.”

9. TERMINATION WITH COMMERCIAL LICENSE AGREEMENT. Section 9.3 of the Agreement is hereby amended to read: “This Agreement shall automatically terminate upon the termination, for whatever reason, of the Commercial License Agreement in its entirety. For clarity, if the Commercial License Agreement is permissibly terminated with respect to one or more of the Licensed Products and not in its entirety, then this Agreement shall remain in effect with respect to the other Licensed Products.”

10. SURVIVAL. Section 9.4 of the Agreement is hereby amended to read: “SURVIVAL. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions before the termination of this Agreement shall survive the termination of this Agreement, including Sage’s obligation to pay CyDex sums due in respect of Captisol shipped before termination of this Agreement. And, such termination shall not relieve either party from obligations that are expressly indicated to survive termination of this Agreement. Sections 2.2 (Purchase Commitment) (final two sentences only), 3.4 (Modified Specifications) (final two sentences only, with respect to Specifications modified during the Term), 3.6 (Control; Acceptance and Rejection), 4.1(b) (Shortfall Reimbursement (Take or Pay)) (with respect to Shortfalls during the Term, prior to a Failure to Supply, for which the relevant payment in Section 4.1(b) was not made prior to termination), 4.3 (Payments) (to the extent owed but unpaid as of the date of termination of this Agreement), 4.4 (Taxes), 5.3 (Disclaimer), 6 (Confidentiality), 7 (Indemnification), 8 (Limitation of Liability), 9.4 (Survival), and 10 (General Provisions) shall survive termination of this Agreement. […***…]. For clarity, if this Agreement is terminated with respect to one or more of the Licensed Products and not in its entirety, then this Agreement shall terminate only with respect to such terminated Licensed Products and shall remain in effect with respect to the other Licensed Products and all outstanding Captisol orders properly made before and pending at the time of termination shall remain in full force and effect.”

11. NON-SOLICITATION. Section 10.1 of the Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted.]”.

12. CONFIDENTIALITY OF PROCEEDINGS. The second sentence of Section 10.4(b) of the Agreement is amended to read: “Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the arbitration proceedings or decision of the arbitrators) without prior written consent of the other party.”

13. NOTICES. Section 10.7 is hereby amended to read:

“Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered, or sent by certified mail, postage pre-paid, or by nationally recognized overnight courier (for next-business-day delivery) with signature required,

[Amendment No. 3 to Supply Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in each case addressed to the applicable party at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 10.7. Unless otherwise provided, all notices shall be sent:

If to CyDex, to:

CyDex Pharmaceuticals, Inc.

11119 North Torrey Pines Road

Suite 200

La Jolla, CA 92037

Attention: President

With a copy to:

General Counsel

Ligand Pharmaceuticals Incorporated

11119 North Torrey Pines Road

Suite 200

La Jolla, CA 92037

If to Sage, to:

Sage Therapeutics, Inc.

215 First Street

Cambridge, Massachusetts 02142

Attention: President

With a copy to:

Sage Therapeutics, Inc.

215 First Street

Cambridge, Massachusetts 02142

Attention: Senior Vice President, General Counsel

If sent by overnight courier, the next business day after the date of deposit with such courier (by the courier’s stated time for enabling next-business-day delivery) shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the third business day after the date of mailing shall be deemed the date on which such notice, request or communication was given.”

14. USE OF NAME; PUBLICITY. Section 10.8 of the Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted.]”.

15. GOVERNING LAW. The following sentence is added to the end of Section 10.9 of the Agreement: “The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall be inapplicable to this Agreement and the Commercial License Agreement and transactions hereunder and thereunder.”

[Amendment No. 3 to Supply Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16. ASSIGNMENT. Section 10.14 of the Agreement is amended to read:

“Sage may not assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party without the prior written consent of CyDex, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Sage may assign its rights and delegate its obligations under this Agreement to an Affiliate or to a third party successor, whether by way of merger, sale of all or substantially all of its assets, sale of stock or otherwise, without CyDex’s prior written consent. As a condition to any permitted assignment hereunder, if such assignment is (a) to an Affiliate, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement or (b) to a Third Party successor, such successor shall agree for the express benefit of CyDex to comply with the terms and conditions of this Agreement. Any assignment by Sage not in accordance with this Section 10.14 shall be void. CyDex has the right to assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party, either (y) without any requirement for consent of Sage; provided that (i) CyDex also assigns all of its right, title and interest in all operating assets, including without limitation, intellectual property rights, pertaining to its Captisol business to the same third party contemporaneous with the assignment of this Agreement, and (ii) if such assignment is (A) to an Affiliate, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement or (B) to a Third Party successor, such successor shall agree for the express benefit of Sage to comply with the terms and conditions of this Agreement; or (z) with the prior written consent of Sage, which consent shall not be unreasonably withheld. Any assignment by CyDex not in accordance with this Section 10.14 shall be void. For clarity, each party may sublicense its rights, and use its Affiliates and Third Parties to perform its obligations or exercise its rights, under this Agreement to the extent permitted by and in accordance with the express terms and conditions of this Agreement.”

17. ENTIRE AGREEMENT. This Agreement as amended hereby contains the entire agreement of the parties relating to the subject matter hereof and supersede any and all prior or contemporaneous agreements, written or oral, between CyDex (and/or any of its Affiliates) and Sage (and/or any of its Affiliates) relating to the subject matter thereof and hereof. Provided, that (a) any confidentiality nonuse provisions of any pre-Agreement agreement are not superseded and will remain in effect in addition to the confidentiality/nonuse provisions hereof, and (b) the Commercial License Agreement, as amended through and including the 2015 Date, is not superseded and remains in full force and effect as so amended.

18. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

19. EFFECT ON AND OF SUPPLY AGREEMENT. The parties intend (a) that the changes made to the Commercial License Agreement by the 2015 Date-dated Amended and Restated Commercial License Agreement (i.e., in definitions) shall flow through to and thereby be deemed to amend, as of the Amendment Effective Date, the Agreement; (b) that except as expressly set forth in this Amendment and to the extent of such express flow-through, the Agreement remains unchanged and in full force and effect; (c) that every reference in the Agreement to the “Commercial License Agreement” shall mean the Commercial License

[Amendment No. 3 to Supply Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement (as defined in the recitals of this Amendment); (d) that for acts and omissions after the Amendment Effective Date, every reference in the Agreement to the Agreement (i.e., the Supply Agreement) shall mean the Agreement as amended by this Amendment and as deemed to be amended by such express flow-through; and (e) that after the Amendment Effective Date, every reference in the Commercial License Agreement to the Agreement (i.e., the Supply Agreement) shall mean the Agreement as amended by this Amendment and as deemed to be amended by such express flow-through.

[Remainder of this page left blank intentionally]

[Amendment No. 3 to Supply Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to Supply Agreement as of the 2015 Date.

CYDEX PHARMACEUTICALS, INC.

By:	/s/ Charles Berkman
Charles Berkman
Vice President and Secretary

SAGE THERAPEUTICS, INC.

By:	/s/ Anne Marie Cook
Anne Marie Cook
Senior Vice President, General Counsel

[Amendment No. 3 to Supply Agreement]